UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05215)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period :	October 1, 2013 — September 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTXXX

Putnam Tax Exempt Money Market Fund

Annual report 9|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt Money
Market Fund

Annual report
9 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio managers	5
Your fund’s performance	10
Your fund’s expenses	11
Terms and definitions	13
Other information for shareholders	14
Important notice regarding Putnam’s privacy policy	15
Trustee approval of management contract	16
Financial statements	21
Federal tax information	38
Shareholder meeting results	39
About the Trustees	40
Officers	42

Consider these risks before investing: Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve a $1.00 per share value, issuer credit quality and interest-rate risks exist, and it is possible to lose money by investing in this fund. Inflation’s effects may erode your investment’s value over time. Money market values typically rise and fall in response to changes in interest rates. Although the fund only buys high-quality investments, investments backed by a letter of credit carry the risk of the provider failing to fulfill its obligations to the issuer. The amount of information about issuers of tax exempt debt may not be as extensive as that which is available about companies whose securities are publicly traded. Interest the fund receives might be taxable.

Message from the Trustees

Dear Fellow Shareholder:

With the U.S. economy on firmer footing, the U.S. Federal Reserve has wound down its quantitative easing efforts, which were achieved through purchases of government securities and other financial assets. Now, a new chapter begins for the markets, including the likelihood that the central bank will initiate interest-rate increases in the middle of next year. At the same time, changes are likely at hand in fixed-income markets. With the Fed ending its asset purchases, the government will need to find other buyers for its newly issued securities.

The hope is that the recovery today is strong enough to foster self-sustaining growth without the help of the central bank. In fact, after years of modest growth, it appears that the U.S. economy is positioned to expand at a more vigorous pace, as indicated by an annualized GDP growth rate above 4% in the second quarter.

Amid these transitions, the stock market experienced high volatility, with sharp declines in October. These drops may be tied to the Ebola health crisis, ongoing global threats, and divergent growth rates between the U.S. and non-U.S. economies. Still, strong domestic growth, we believe, bodes well for corporate earnings and equity prices, even if interest rates were to rise. Also of importance, U.S. corporate revenue growth has started to bounce back.

During this transitional time for the markets and the economy, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

November 7, 2014

About the fund

Seeking to offer accessibility and tax-advantaged income at low risk

For most people, keeping part of their savings in a low-risk, easily accessible place is an essential part of an investment plan. And if earnings from that vehicle are tax-favored, all the better. That is why Putnam Tax Exempt Money Market Fund can play a valuable role in many investors' portfolios.

The fund seeks as high a rate of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. In short, the fund aims to provide tax-favored income at short-term rates.

The fund invests in securities issued by borrowers with excellent credit ratings. Furthermore, because the fund holds instruments that pay interest that is exempt from federal income tax (but may be subject to the federal alternative minimum tax, or AMT), investors in the fund are able to keep more income after taxes.

The fund's portfolio managers are backed by the resources of Putnam's fixed-income organization, one of the largest in the investment industry. Putnam's municipal security analysts are grouped into sector teams and conduct ongoing, rigorous research.

The fund may be appropriate for investors who want to earmark money for near-term expenses or future investment opportunities, or to stow away cash for a "rainy day" while earning tax-favored income.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare the yield of a municipal bond or note with the "tax-equivalent yield" — the before-tax yield that must be offered by a taxable bond in order to equal the yield of a municipal security after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond's or note's yield divided by "one minus the tax rate." For example, if a municipal note's yield is 1%, then its tax-equivalent yield is 1.8%, assuming the maximum 43.4% federal tax rate for 2014.

1% (municipal bond yield) ÷ (1.0 – 0.434) (one minus the tax rate) = **1.8%** (tax-equivalent yield)

Municipal securities may finance a range of projects in your community and thus play a key role in its development.

Education

School districts, colleges, universities, student loan programs

Health care

Hospitals, long-term-care facilities

Housing

Single- and multi-family housing

Industrials

Chemical, container, paper, and waste management companies

Infrastructure

Highways, bridges, tunnels, roads, airport facilities

Utilities

Public and private utilities, waterworks, sewers

Identified projects are not necessarily represented in your fund's portfolio as of the date of this report, and your fund may invest in securities representing projects not shown here. Your fund's holdings will vary over time. For more information on current fund holdings, see pages 23–27.

2 Tax Exempt Money Market Fund

Tax Exempt Money Market Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 9/30/14

The fund — class A shares
Putnam Tax Exempt Money Market Fund (PTXXX)

Fund's Lipper peer group average
Tax-Exempt Money Market Funds

Current 7-day yield (at 9/30/14) is 0.01% (with expense limitation). Taxable equivalent: 0.02%.
Current 7-day yield (at 9/30/14) is -0.61% (without expense limitation).

2.25
2.30
1.00
1.00
0.02
0.02
0.01
0.01
0.01
0.01
LIFE OF FUND
(since 10/26/87)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and investment return will fluctuate, and you may have a gain or loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. For a portion of the periods, this fund had expense limitations, without which returns would have been lower. Class A shares do not bear an initial sales charge. See pages 5 and 10–11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com. The 7-day yield is one of the most important gauges for measuring money market mutual fund performance. Yield reflects current performance more closely than total return. Taxable equivalent assumes the maximum 43.40% federal income tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous. Investment income from federally exempt funds may be subject to state and local taxes.

4     Tax Exempt Money Market Fund

Interview with your fund’s portfolio managers

Joanne M. Driscoll, CFA

Jonathan M. Topper

What was the interest-rate environment like during the 12 months ended September 30, 2014?

Joanne: After a challenging start for rate-sensitive investments in the early months of the reporting period, U.S. interest rates fell during the course of the period despite improving economic data. By the early spring of 2014, a period of relative calm had descended on the financial markets, as the European Central Bank took unprecedented steps to reinvigorate the eurozone economy. Meanwhile, the Federal Reserve continued to scale back its stimulative bond-buying program while affirming its commitment to low rates. Investors also seemed reassured that Fed Chair Janet Yellen could keep inflation in check without having to increase the central bank’s benchmark interest rate during this transitional phase.

In the closing months of the period, however, geopolitical tensions in Ukraine and the Middle East led to renewed volatility in the financial markets, and risk-averse investors sought the relative safety of U.S. Treasuries. Rekindled concerns about stress in the eurozone’s banking sector, the independence referendum in Scotland, the possibility of heftier European sanctions against Russia, and China’s weak growth also undermined investor confidence. And while the U.S. economy was perceived as being fairly stable and interest rates were expected to remain low, investors became more cautious about

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/14. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

Tax Exempt Money Market Fund     5

the potential impact of the Fed’s raising interest rates in 2015.

How did Putnam Tax Exempt Money Market Fund perform against this backdrop?

Jonathan: The Fed’s decision to hold its benchmark federal funds rate at near zero percent throughout the period contributed to an absolute low level of yields at the front end of the yield curve. Accordingly, the fund’s performance fell in line with this rate environment.

What can you tell us about your investment approach during the reporting period?

Joanne: During the period, we maintained our focus on conservative and liquid investments by emphasizing VRDNs [variable rate demand notes], which are very responsive to changes in short-term interest rates and provide attractive yields and diversification. VRDNs are brought to market with a long-term maturity and a daily or weekly put feature that allows the security to be eligible for purchase by money market funds. Many of these securities have credit and liquidity enhancements from what we believe are strong commercial banks and solid municipal issuers in the health and education sectors. Commercial banks act as third-party credit support, which translates into a reduced credit risk to the fund, since another entity is providing credit and liquidity protection for interest and principal payments.

Given our interest-rate outlook, we maintained a relatively low portfolio duration, thereby limiting the fund’s sensitivity to changes in interest rates. The portfolio’s weighted average maturity decreased from seven days at the beginning of the period to five days at period-end on September 30.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 9/30/14. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Tax Exempt Money Market Fund

“We expect upward pressure on
interest rates in the next few months,
but we believe it will have limited
impact on short-term interest rates.”

Jonathan Topper

Which fund holdings exemplified your investment approach?

Jonathan: Several large, creditworthy banks, such as Wells Fargo Bank and Bank of Nova Scotia, continue to be among the largest suppliers of credit and liquidity support in the fund. The fund also held investments in VRDNs issued by Kaiser Permanente, the largest nonprofit health plan in the United States. Based in California, Kaiser Permanente is a fully integrated network comprising 37 hospitals and 16,600 physicians in nine states as well as in Washington, D.C. The company, which has seen steady growth in membership in recent years, saw all seven of its Medicare plans ranked in the top 10 health plans for the third year in a row by the National Committee for Quality Assurance. The rankings, which were released for the 2014 to 2015 period, also revealed that all seven of Kaiser Permanente’s commercial health-care plans were among the top 30 in the country, with three in the top 10.

We also found what we believe are attractive opportunities in short-term debt guaranteed by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. These VRDNs are issued for certain types of municipal projects, which grant their tax-free status, and are backed by the U.S. Treasury in much the same way banks provide a guaranty on liquidity and principal. Thus, we deemed these VRDNs to be minimal credit risk investments under the Securities and Exchange Commission’s [SEC’s] rules for money market funds.

The fund’s investments in the fixed-rate municipal commercial paper sector added

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Tax Exempt Money Market Fund     7

limited duration [a measure of the fund’s sensitivity to changes in interest rates] and additional diversification to the portfolio. We purchased tax-free commercial paper issued by Texas A&M, which enjoys strong revenue diversity, solid operating trends, positive enrollment, and adequate liquidity levels to cover its debt obligations, in our opinion.

The SEC recently approved regulatory changes for money market mutual funds. What are the new regulations, and how will they affect Putnam Tax Exempt Money Market Fund?

Joanne: On July 23, 2014, the SEC approved amendments to Rule 2a-7 under the Investment Company Act of 1940, which build upon the reforms adopted by the Commission in March 2010 to reduce the interest-rate, credit, and liquidity risks for money market fund portfolios. The 2014 rule changes address three main areas: structure [net asset value (NAV) and liquidity fees and redemption gates], portfolio diversification, and enhanced disclosures. While not all the rules impact every type of money market fund in exactly the same way, all money market funds will be affected.

Specifically, the new rules require a floating NAV for institutional prime and institutional municipal money market mutual funds. All other traditional retail money market mutual funds, including U.S. Treasury, government, retail prime, and retail municipal money market funds, will continue to be eligible to maintain a constant share price of $1.00. In the rule amendments, the SEC created a new distinction between retail prime and municipal money market funds, which can be held only by “natural persons” or individual investors, and institutional prime and municipal bond funds, which can only be held by institutions such as corporations, small businesses, and pension plans. The NAV for institutional funds will vary, or “float,” and may thus be higher or lower than $1.00. Implicit in this distinction is the recognition that retail and most municipal money market funds are generally not as vulnerable to runs by investors during periods of stress as are institutional funds.

With liquidity fees and redemption gates, money market fund boards will have the discretion to impose fees and suspend redemptions during periods of market stress to reduce the risk of runs in money market funds. In these situations, the boards could charge a liquidity fee of up to 2% on all redemptions if market stress causes a fund’s weekly liquid assets to fall below 30% of its total assets. Finally, stronger diversification, disclosure, and stress-testing requirements, as well as updated reporting standards, were also addressed by the new reforms.

While the new rules became effective in the fall of 2014, the SEC has provided a two-year transition period for money market fund managers and investors to fully implement the structural and operational reforms. Full compliance will not be required until mid-to-late 2016.

These reforms have been debated for approximately four years, during which time we have been closely monitoring developments and their impact on our shareholders. We are still evaluating the new amendments, so there are no changes for the fund at this time.

What are your thoughts about the future course of interest rates?

Jonathan: The U.S. economy has continued to show signs of expanding at a modest to moderate rate. However, Yellen has emphasized that interest rates would remain very low by historic standards even as the Fed shifted away from its aggressive quantitative easing efforts in October 2014. But, in our view, investors are likely to continue weighing the outlook for interest-rate hikes by the Fed, causing some uneasiness in the financial markets, as will geopolitical and

8     Tax Exempt Money Market Fund

macroeconomic factors that are beyond the central bank’s control.

While we expect upward pressure on interest rates in the next few months, we believe it will have limited impact on short-term interest rates. The impact may come when the Fed actively begins raising its benchmark rate — most likely in the first half of 2015. Thus, with so much uncertainty at the close of the reporting period, we think it best to maintain the fund’s flexibility, especially since the markets tend to price in anticipated Fed action before policy adjustments become reality.

Thank you, Joanne and Jonathan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

Tumbling oil prices, which dropped at least 20% from June to October 2014, signaled the beginning of a bear market caused by a vast oversupply of oil and weakening global demand. Shale gas and oil production extraction methods have helped boost U.S. oil production to 8.7 million barrels per day in September, the highest since July 1986, according to the Energy Information Administration. This output has greatly increased oil supplies worldwide. Rather than focus on lowering production in order to push prices higher, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has opted to increase output and sell off reserves at a deep discount to struggling economies in Asia and Europe. Falling demand is also playing a role in the price drop. The International Energy Agency has cut its 2014 and 2015 estimates for oil demand to levels last seen in 2009, the most recent global recessionary period. With continued downward pressure on the world’s oil markets, there is a silver lining — some U.S. drivers have seen gasoline prices dip below $3 per gallon.

Tax Exempt Money Market Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance and comparative Lipper returns Total return for periods ended 9/30/14

	Putnam Tax Exempt Money Market Fund	Lipper Tax-Exempt Money Market Funds category average*
Annual average
(life of fund, since 10/26/87)	2.25%	2.30%
10 years	10.46	10.50
Annual average	1.00	1.00
5 years	0.09	0.09
Annual average	0.02	0.02
3 years	0.03	0.04
Annual average	0.01	0.01
1 year	0.01	0.01
Current rate (end of period)
Current 7-day yield (with expense limitation)1	0.01	N/A
Taxable equivalent2	0.02	N/A
Current 7-day yield (without expense limitation)	–0.61	N/A

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes. There is no initial sales charge.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/14, there were 85, 83, 78, 59, and 20 funds, respectively, in this Lipper category.

1 The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

2 Assumes the 43.40% 2014 maximum federal income tax rate. Results for investors subject to lower tax rates would not be as advantageous.

10     Tax Exempt Money Market Fund

Fund price and distribution information For the 12-month period ended 9/30/14

Distributions	Class A
Number	12
Income*	$0.000100
Capital gains†	—
Total	$0.000100

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

*Investment income may be subject to state and local taxes. For some investors, investment income may also be subject to the federal alternative minimum tax.

†Capital gains, if any, are taxable for federal and, in most cases, state purposes.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class A
Net expenses for the fiscal year ended 9/30/13*	0.54%
Total annual operating expenses for the fiscal year ended 9/30/13	0.61%
Annualized expense ratio for the six-month period ended 9/30/14†‡	0.05%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit expenses through 1/30/15.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡Reflects a voluntary waiver of certain fund expenses.

Tax Exempt Money Market Fund     11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2014, to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class A
Expenses paid per $1,000*†	$0.25
Ending value (after expenses)	$1,000.10

*Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2014, use the following calculation method. To find the value of your investment on April 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class A
Expenses paid per $1,000*†	$0.25
Ending value (after expenses)	$1,024.82

*Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12     Tax Exempt Money Market Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Tax-Exempt Money Market Funds category average is an arithmetic average of the total return of all tax-exempt money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Tax Exempt Money Market Fund     13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2014, Putnam employees had approximately $489,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14     Tax Exempt Money Market Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Tax Exempt Money Market Fund     15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

16     Tax Exempt Money Market Fund

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain

Tax Exempt Money Market Fund     17

expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2013. In addition, Putnam Management voluntarily waived certain fees in order to enhance your fund’s annualized net yield during its fiscal year ending in 2013. The Trustees noted that this fee waiver was voluntary and may be modified or discontinued at any time without notice. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the

18     Tax Exempt Money Market Fund

services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Tax-Exempt Money Market Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	2nd
Five-year period	3rd

Tax Exempt Money Market Fund     19

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 86, 84 and 79 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

20     Tax Exempt Money Market Fund

Financial statements

A note about your fund’s auditors

Between July 18, 2013 and December 16, 2013, which included a portion of your fund’s fiscal year, a non-U.S. member firm in
PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013, PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Tax Exempt Money Market Fund     21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Tax Exempt Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Exempt Money Market Fund (the “fund”) at September 30, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2014 by correspondence with the custodian provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2014

22     Tax Exempt Money Market Fund

The fund’s portfolio 9/30/14

Key to holding’s abbreviations

FHLMC Coll. Federal Home Loan Mortgage Corporation Collateralized

FNMA Coll. Federal National Mortgage Association Collateralized

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

LOC Letter of Credit

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.9%)*	Rating**	Principal amount	Value
California (7.5%)
CA Edl. Fac. Auth. VRDN (Stanford U.), Ser. L, 0.03s, 10/1/22 M	VMIG1	$800,000	$800,000
CA Hlth. Fac. Fin. Auth. VRDN (Scripps Hlth.), Ser. B, 0.03s, 10/1/42 M	VMIG1	500,000	500,000
CA Statewide Cmnty. Dev. Auth. VRDN (Kaiser Permanente), Ser. E, 0.04s, 11/1/36 M	A-1	500,000	500,000
San Francisco City & Cnty., Multi-Fam. Hsg. VRDN, Ser. A, FHLMC Coll., 0.04s, 8/1/30 M	A-1+	1,200,000	1,200,000
			3,000,000
Delaware (1.8%)
DE State Hlth. Facs. Auth. VRDN (Christiana Care), Ser. A, 0.03s, 10/1/38 M	VMIG1	700,000	700,000
			700,000
Idaho (1.8%)
ID State U. Foundation VRDN (E & Thelma Stephens Project), Ser. L, 0.05s, 5/1/21 (Wells Fargo Bank N.A. (LOC)) M	VMIG1	715,000	715,000
			715,000
Illinois (9.3%)
Channahon, VRDN (Morris Hosp.), Ser. B, 0.04s, 12/1/32 (U.S. Bank, N.A. (LOC)) M	A-1+	750,000	750,000
IL Dev. Fin. Auth. VRDN (North Shore Country Day), 0.05s, 7/1/33 (Northern Trust Co. (LOC)) M	VMIG1	900,000	900,000
IL Edl. Fac. Auth. VRDN (Lake Forest Open Lands), 0.05s, 8/1/33 (Northern Trust Co. (LOC)) M	A-1+	800,000	800,000
IL Fin. Auth. VRDN (U. of Chicago), Ser. B, 0.06s, 7/1/34 M	VMIG1	656,000	656,000
IL State Fin. Auth. VRDN (Northwestern U.), Ser. D, 0.04s, 12/1/46 M	VMIG1	600,000	600,000
			3,706,000
Indiana (5.7%)
IN Muni. Pwr. Agcy. VRDN, Ser. A, 0.06s, 1/1/18 (Citibank, N.A. (LOC)) M	VMIG1	400,000	400,000
IN State Fin. Auth. VRDN
(Ascension Hlth.), Ser. E-7, 0.04s, 11/15/33 M	VMIG1	500,000	500,000
Ser. A-3, 0.03s, 2/1/37 M	VMIG1	700,000	700,000
Indianapolis Multi-Fam. Hsg. VRDN (Capital Place-Covington), FNMA Coll., 0.05s, 5/15/38 M	A-1+	650,000	650,000
			2,250,000

Tax Exempt Money Market Fund     23

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Maryland (1.8%)
Johns Hopkins University Commercial Paper, Ser. B, 0.04s, 10/3/14	P-1	$500,000	$500,000
MD State Hlth. & Higher Edl. Fac. Auth. VRDN (John Hopkins U.), Ser. A, 0.03s, 7/1/36 M	VMIG1	200,000	200,000
			700,000
Massachusetts (2.7%)
MA Hlth. & Edl. Facs. Auth. Commercial Paper (Harvard U.), Ser. EE, 0.06s, 10/1/14	P-1	500,000	500,000
MA State Hlth. & Edl. Fac. Auth. VRDN (Wellesley College), Ser. G, 0.01s, 7/1/39 M	VMIG1	585,000	585,000
			1,085,000
Michigan (1.8%)
MI State Hosp. Fin. Auth. VRDN (Trinity Hlth. Credit Group), Ser. F, 0.03s, 11/1/18 M	VMIG1	425,000	425,000
U. of MI VRDN, Ser. D-2, 0.03s, 12/1/29 M	VMIG1	300,000	300,000
			725,000
Minnesota (4.3%)
Minnetonka, Hsg. Fac. VRDN (Beacon Hill), FNMA Coll., 0.05s, 5/15/34 M	VMIG1	395,000	395,000
MN State Higher Ed. Fac. Auth. VRDN (St. Olaf College), Ser. 5-M2, 0.04s, 10/1/20 (Harris, N.A. (LOC)) M	VMIG1	805,000	805,000
Rochester, Hlth. Care Fac. VRDN (Mayo Clinic), Ser. B, 0.04s, 11/15/38 M	VMIG1	500,000	500,000
			1,700,000
Mississippi (1.9%)
MS State Bus. Fin. Commission Gulf Opportunity Zone VRDN (Chevron USA, Inc.)
Ser. B, 0.03s, 12/1/30 M	VMIG1	275,000	275,000
Ser. E, 0.03s, 12/1/30 M	VMIG1	500,000	500,000
			775,000
Missouri (5.4%)
Curators of The U. of MO Syst. Facs. VRDN, Ser. B, 0.04s, 11/1/31 M	VMIG1	600,000	600,000
MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The)), Ser. C, 0.01s, 9/1/30 M	VMIG1	800,000	800,000
(BJC Hlth. Syst.), Ser. E, 0.05s, 5/15/38 M	VMIG1	750,000	750,000
			2,150,000
Montana (2.1%)
MT Fac. Fin. Auth. VRDN (Sisters of Charity of Leavenworth), Ser. A, 0.03s, 12/1/25 M	Aa3	835,000	835,000
			835,000
Nevada (0.8%)
Reno, Sales Tax VRDN (Reno Trans. Rail Access Corridor (ReTRAC)), 0.05s, 6/1/42 (Bank of NY Mellon (LOC)) M	VMIG1	315,000	315,000
			315,000
New Hampshire (3.5%)
NH Hlth. & Ed. Fac. Auth. VRDN
(U. Syst. of NH), Ser. B, 0.08s, 7/1/33 M	VMIG1	750,000	750,000
(Dartmouth College), Ser. A, 0.03s, 6/1/31 M	VMIG1	650,000	650,000
			1,400,000

24     Tax Exempt Money Market Fund

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
New Jersey (3.3%)
NJ Edl. Facs. Auth. Commercial Paper, Ser. 97-A, 0.04s, 11/3/14	P-1	$500,000	$500,000
Rutgers State U. VRDN, Ser. A, 0.02s, 5/1/18 M	VMIG1	815,000	815,000
			1,315,000
New York (4.3%)
Monroe Cnty., Indl. Dev. Agcy. Civic Fac. VRDN
(Cherry Ridge Apartments, LLC), 0.06s, 1/1/35 (HSBC Bank USA, N.A. (LOC)) M	A-1+	180,000	180,000
(Cherry Ridge Assisted Living), 0.06s, 1/1/35 (HSBC Bank USA, N.A. (LOC)) M	A-1+	190,000	190,000
NY State Dorm. Auth. FRN (Metro. Museum of Art), Ser. A, 0.04s, 7/1/15	VMIG1	600,000	600,000
NY State Dorm. Auth. VRDN (Columbia U.), Ser. A, 0.03s, 9/1/39 M	VMIG1	750,000	750,000
			1,720,000
North Carolina (4.7%)
NC Cap. Facs. Fin. Agcy. Commercial Paper (Duke U.), Ser. A2, 0.06s, 10/6/14	P-1	581,000	581,000
NC Cap. Fin. Agcy. Edl. Fac. VRDN (Wake Forrest U.), Ser. B, 0.04s, 1/1/18 M	VMIG1	570,000	570,000
U. of NC VRDN, Ser. C, 0.04s, 12/1/25 M	VMIG1	715,000	715,000
			1,866,000
Ohio (7.2%)
Columbus, Swr. VRDN, Ser. B, 0.03s, 6/1/32 M	VMIG1	910,000	910,000
OH State VRDN, Ser. A, 0.04s, 2/1/23 M	VMIG1	500,000	500,000
OH State Higher Edl. Fac. Comm. VRDN (Cleveland Clinic Foundation), Ser. B-4, 0.02s, 1/1/43 M	VMIG1	885,000	885,000
OH State U. VRDN, Ser. B, 0.04s, 6/1/35 M	VMIG1	570,000	570,000
			2,865,000
Pennsylvania (3.9%)
Delaware River Port Auth. PA & NJ VRDN, Ser. B, 0.03s, 1/1/26 (TD Bank, N.A. (LOC)) M	VMIG1	800,000	800,000
Northampton Cnty., Higher Ed. Auth. VRDN (Lehigh U.), Ser. A, 0.03s, 11/15/21 M	VMIG1	600,000	600,000
Union City, Higher Edl. Fac. Fin. Auth. VRDN (Bucknell U.), Ser. B, 0.05s, 4/1/22 M	VMIG1	155,000	155,000
			1,555,000
Rhode Island (1.9%)
RI State Hlth & Edl. Bldg. Corp. VRDN (Brown U.)
Ser. A, 0.04s, 5/1/35 M	VMIG1	500,000	500,000
Ser. B, 0.03s, 9/1/43 M	VMIG1	245,000	245,000
			745,000
Texas (14.1%)
Board of Regents of Texas Tech University Rev. Fin. Syst. Commercial Paper, Ser. A, 0.06s, 10/6/14	P-1	500,000	500,000
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.03s, 12/1/24 M	A-1+	900,000	900,000
(Memorial Hermann Hlth. Syst.), Ser. D, 0.03s, 12/1/43 M	A1	225,000	225,000

Tax Exempt Money Market Fund     25

MUNICIPAL BONDS AND NOTES (99.9%)* cont.	Rating**	Principal amount	Value
Texas cont.
Harris Cnty., Hlth. Fac. Dev. Corp. VRDN (Texas Childrens), Ser. B-1, 0.05s, 10/1/29 M	VMIG1	$835,000	$835,000
Southwest, Higher Ed. Auth. VRDN (Southern Methodist U.), 0.03s, 7/1/15 M	VMIG1	400,000	400,000
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. VRDN (TX Hlth. Resources), Ser. C, 0.04s, 11/15/33 M	VMIG1	885,000	885,000
The Board of Regents of The Texas A&M University System Commercial Paper, Ser. B, 0.09s, 10/1/14	P-1	500,000	500,000
TX State VRDN (Veterans Hsg. Assistance II), Ser. D, 0.05s, 12/1/36 (Sumitomo Mitsui Banking (LOC)) M	VMIG1	870,000	870,000
University of Texas System (The) Commercial Paper, Ser. A, 0.04s, 10/2/14	P-1	500,000	500,000
			5,615,000
Utah (1.3%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.), Ser. C, 0.02s, 5/15/36 M	Aa1	500,000	500,000
			500,000
Virginia (5.3%)
Cap. Beltway Funding Corp. VRDN
(495 Hot Toll Lanes), Ser. D, 0.04s, 12/31/47 (Bank of Nova Scotia (LOC)) M	VMIG1	600,000	600,000
(495 Hot Lanes), Ser. C, 0.03s, 12/31/47 (National Australia Bank (LOC)) M	VMIG1	300,000	300,000
Fairfax Cnty., Indl. Dev. Auth. VRDN (Inova Hlth. Syst. Oblig. Group), Ser. A-2, 0.06s, 5/15/35 M	VMIG1	450,000	450,000
Loudoun Cnty., Indl. Dev. Auth. VRDN (Howard Hughes Med.), Ser. F, 0.04s, 2/15/38 M	VMIG1	750,000	750,000
			2,100,000
Washington (1.0%)
WA State Hsg. Fin. Comm. Non Profit VRDN (St. Vincent De Paul), Ser. A, 0.09s, 2/1/31 (Wells Fargo Bank N.A. (LOC)) M	A-1+	390,000	390,000
			390,000
Wisconsin (2.5%)
WI State Hlth. & Edl. Facs. Auth. VRDN (Wheaton Franciscan Svcs.), Ser. B, 0.05s, 8/15/33 (U.S. Bank, N.A. (LOC)) M	VMIG1	1,000,000	1,000,000
			1,000,000

TOTAL INVESTMENTS
Total investments (cost $39,727,000)	$39,727,000

26     Tax Exempt Money Market Fund

	Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $39,779,298.
**

The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.

M	The security’s effective maturity date is less than one year.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	36.6%
	Financial	21.2
	Health care	20.6

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$39,727,000	$—
Totals by level	$—	$39,727,000	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Money Market Fund     27

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$39,727,000
Cash	118,220
Interest and other receivables	24,924
Receivable for shares of the fund sold	18,510
Receivable for investments sold	35,000
Receivable from Manager (Note 2)	10,036
Prepaid assets	6,409
Total assets	39,940,099
LIABILITIES
Payable for shares of the fund repurchased	41,230
Payable for custodian fees (Note 2)	1,938
Payable for investor servicing fees (Note 2)	3,199
Payable for Trustee compensation and expenses (Note 2)	55,481
Payable for administrative services (Note 2)	55
Payable for auditing and tax fees	46,769
Payable for reports to shareholders	9,938
Distributions payable to shareholders	11
Other accrued expenses	2,180
Total liabilities	160,801
Net assets	$39,779,298

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Note 4)	$39,793,216
Accumulated net realized loss on investments (Note 1)	(13,918)
Total — Representing net assets applicable to capital shares outstanding	$39,779,298
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share ($39,779,298 divided by 39,799,534 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

28     Tax Exempt Money Market Fund

Statement of operations Year ended 9/30/14
INTEREST INCOME	$22,445

EXPENSES
Compensation of Manager (Note 2)	120,977
Investor servicing fees (Note 2)	21,127
Custodian fees (Note 2)	7,364
Trustee compensation and expenses (Note 2)	2,923
Administrative services (Note 2)	1,087
Reports to shareholders	23,259
Auditing and tax fees	46,977
Other	22,665
Fees waived and reimbursed by Manager (Note 2)	(227,850)
Total expenses	18,529
Expense reduction (Note 2)	(376)
Net expenses	18,153
Net investment income	4,292

Net increase in net assets resulting from operations	$4,292

The accompanying notes are an integral part of these financial statements.

Tax Exempt Money Market Fund     29

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$4,292	$4,358
Net increase in net assets resulting from operations	4,292	4,358
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income	(71)	(93)
From tax-exempt net investment income	(4,221)	(4,223)
Decrease from capital share transactions (Note 4)	(2,820,615)	(4,164,643)
Total decrease in net assets	(2,820,615)	(4,164,601)
NET ASSETS
Beginning of year	42,599,913	46,764,514
End of year	$39,779,298	$42,599,913

The accompanying notes are an integral part of these financial statements.

30     Tax Exempt Money Market Fund

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Tax Exempt Money Market Fund     31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net realized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[a]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,c,d	Ratio of net investment income (loss) to average net assets (%)[c,d]
Class A
September 30, 2014	$1.00	.0001	—	.0001	(.0001)	(.0001)	$1.00	.01	$39,779.04		.01
September 30, 2013	1.00	.0001	—	.0001	(.0001)	(.0001)	1.00	.01	42,600.11		.01
September 30, 2012	1.00	.0001	—	.0001	(.0001)	(.0001)	1.00	.01	46,765.13		.01
September 30, 2011	1.00	.0001	—[e]	.0001	(.0001)	(.0001)	1.00	.01	52,871.21		.01
September 30, 2010	1.00	.0005	—	.0005	(.0005)	(.0005)	1.00	.05	52,968.22		.05

a Total return assumes dividend reinvestment.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
September 30, 2014	0.04%
September 30, 2013	0.07
September 30, 2012	0.03
September 30, 2011	0.02
September 30, 2010	0.03

d Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
September 30, 2014	0.49%
September 30, 2013	0.43
September 30, 2012	0.42
September 30, 2011	0.34
September 30, 2010	0.38

e Amount represents less than $0.0001 per share.

The accompanying notes are an integral part of these financial statements.

32	Tax Exempt Money Market Fund	Tax Exempt Money Market Fund	33

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam Tax Exempt Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks as high a rate of current income, exempt from federal income tax, as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that pay interest that is exempt from federal income tax but may be subject to the federal alternative minimum tax (AMT), are high quality and have short-term maturities.

The fund offers class A shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the

34     Tax Exempt Money Market Fund

accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2014, the fund had a capital loss carryover of $13,918 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$13,918	N/A	$13,918	September 30, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Undistributed tax-exempt income	$11
Capital loss carryforward	(13,918)

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,
0.390%	of the next $5 billion,
0.340%	of the next $10 billion,
0.290%	of the next $10 billion,
0.240%	of the next $50 billion,
0.220%	of the next $50 billion,
0.210%	of the next $100 billion and
0.205%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $18,188 as a result of this limit.

Tax Exempt Money Market Fund     35

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management waived $209,662 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$21,127
Total	$21,127

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $376 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $26, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the fund’s average net assets. The Trustees currently have not approved payments under the Plan.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares exchanged from other Putnam funds that were purchased without an initial sales charge. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $40,801,000 and $43,602,000, respectively.

36     Tax Exempt Money Market Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

	Year ended 9/30/14	Year ended 9/30/13
Class A
Shares sold	32,135,400	25,526,256
Shares issued in connection with reinvestment of distributions	3,930	3,931
	32,139,330	25,530,187
Shares repurchased	(34,959,945)	(29,694,830)
Net decrease	(2,820,615)	(4,164,643)

At the close of the reporting period, a Trustee of the Fund owned 8.0% of the outstanding shares of the fund.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 6: Note regarding recent Securities and Exchange Commission (“SEC”) rule amendments

In July 2014, the SEC adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds, such as Putnam Tax Exempt Money Market Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Putnam Management is evaluating the SEC’s adopted rules and their potential impact on the fund and its financial statements.

Tax Exempt Money Market Fund     37

Federal tax information (Unaudited)

The fund has designated 98.41% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

38     Tax Exempt Money Market Fund

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		26,296,246	1,482,064
Ravi Akhoury		26,213,240	1,565,071
Barbara M. Baumann		26,472,690	1,305,621
Jameson A. Baxter		26,491,363	1,286,947
Charles B. Curtis		26,493,427	1,284,883
Robert J. Darretta		26,491,339	1,286,971
Katinka Domotorffy		26,204,293	1,574,017
John A. Hill		26,471,093	1,307,218
Paul L. Joskow		26,477,979	1,300,332
Kenneth R. Leibler		26,473,165	1,305,146
Robert E. Patterson		26,471,093	1,307,218
George Putnam, III		26,378,716	1,399,594
Robert L. Reynolds		26,473,213	1,305,097
W. Thomas Stephens		26,384,950	1,393,360
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
23,179,574	708,882	1,556,770	2,333,084
A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
23,232,085	351,207	1,861,932	2,333,085
All tabulations are rounded to the nearest whole number.

Tax Exempt Money Market Fund     39

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

40     Tax Exempt Money Market Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Tax Exempt Money Market Fund     41

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

42     Tax Exempt Money Market Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Tax Exempt Money Market Fund     43

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds —
portfolios with managed allocations to
stocks, bonds, and money market
investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with
adjusting allocations to stocks, bonds, and
money market instruments, becoming more
conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44     Tax Exempt Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Auditor

PricewaterhouseCoopers LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN057
290496 11/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$42,534	$ —	$4,447	$ —
September 30, 2013	$46,945	$ —	$4,392	$ —

For the fiscal years ended September 30, 2014 and September 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $580,621 and $154,392 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2014	$ —	$576,174	$ —	$ —

September 30, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Money Market Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2014